                              SEVENTH AMENDMENT TO
                     DEBT CONSOLIDATION FACILITY AGREEMENT

        THIS SEVENTH AMENDMENT TO DEBT CONSOLIDATION FACILITY AGREEMENT entered into this 8th day of November, 1995 ("Seventh Amendment") by and among CUSTOMEDIX CORPORATION (formerly Custom Energy Services, Inc.) ("Customedix"), a corporation of the State of Delaware, JENERIC/PENTRON INCORPORATED ("Jeneric"), a corporation of the State of Connecticut, HUNTERDON TRANSPORT, INC. ("Hunterdon"), a corporation of the State of New Jersey, AMERICAN THERMOCRAFT CORPORATION ("Thermocraft"), a corporation of the State of New Jersey, TRANSIDYNE GENERAL CORPORATION ("Transidyne"), a corporation of the State of Delaware, DENPAC/FIVE STARS INCORPORATED ("Denpac"), a corporation of the State of Connecticut (Customedix, Jeneric, Hunterdon, Thermocraft and Transidyne are collectively referred to as the "Original Borrower", and Denpac shall hereinafter be referred to as the "Additional Borrower") (the Original Borrower and the Additional Borrower shall hereinafter be collectively referred to as the "Borrower"), and NEW JERSEY NATIONAL BANK ("Bank"), a national banking association, organized and existing under and by virtue of the Acts of Congress of the United States.

                            S T I P U L A T I O N S

        1. The parties to this Seventh Amendment have entered into:

        A. A Debt Consolidation Facility Agreement (the "Original Agreement") dated April 10, 1989, under which the Bank recast the outstanding indebtedness of the Borrower in the amount of $10,645,123.21 evidenced by a Debt Consolidation Note (the "Debt Consolidation Note").
        B. An Amendment to Debt Consolidation Facility Agreement (the "First Amendment") dated May 1, 1989 pursuant to which an additional term loan in the amount of $166,200 was added to the Original Agreement evidenced by an Additional Term Note (the "Additional Term Note").
        C. A Second Amendment to Debt Consolidation Facility Agreement (the "Second Amendment") dated September 24, 1990 pursuant to which a second additional term loan in the amount of $700,000 was added to the Original Agreement pursuant to the terms of a Second Additional Term Note (the "Second Additional Term Note").

        D. A Third Amendment to Debt Consolidation Facility Agreement (the "Third Amendment") dated February 28, 1991 pursuant to which the outstanding indebtedness of the Borrower to the Bank was consolidated into a single Term Note.

        E. A Fourth Amendment to Debt Consolidation Facility Agreement (the "Fourth Amendment") dated June 30, 1992 pursuant to which certain financial covenants were modified.

        F. A Fifth Amendment to Debt Consolidation Facility Agreement (the "Fifth Amendment") dated February 1, 1993 pursuant to which the maturity date of the Term Loan was extended and the interest rate was reduced.

        G. A Sixth Amendment to Debt Consolidation Facility Agreement (the "Sixth Amendment") dated October 29, 1993 pursuant to which a $600,000 Revolving Line of Credit was established. (The Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment shall collectively be referred to herein as the "Amended Agreement".)

        2. The Bank and the Borrower have agreed to further amend the terms and conditions of the Amended Agreement by, among other things, increasing the Revolving Line of Credit to $1,000,000 pursuant to the terms of this Seventh Amendment. Automatic Injection Molding, Inc., Customer Services, Inc. and SMS Liquidating, Inc. have been released by the Bank from their obligations under the Amended Agreement. Except as specifically provided herein, the Amended Agreement and all terms, conditions, warranties, representations and covenants thereunder shall remain in full force and effect as originally provided:

        (a) The following term shall be deleted from Section 1.1 of the Amended
            Agreement:

            "Terminated Date": November 30, 1994

        (b) Subsections 2.1(b), (d), (e) and (g) of the Amended Agreement are hereby deleted and new Subsections 2.1(b), (d), (e) and (g) are substituted therefor to read as follows:

                (b) The outstanding principal amount of the Term Loan shall bear interest at a rate of interest per annum equal to the Bank's Prime Rate computed daily for the actual number of days elapsed as if each full calendar year consisted of 360 days.

                (d) The remaining outstanding principal amount of this Term Loan shall be repaid in monthly consecutive installments of $33,333.33 per month through the month of December, 1999. A final installment representing all unpaid principal as well as accrued and unpaid interest shall be due and payable on January 2, 2000.

                (e) Intentionally left blank.

                (g) The Term Loan is evidenced by a Term Note originally in the amount of $10,176,719.65 dated February 28, 1991, together with a Second Allonge to Term Note dated of even date herewith. A copy of said Second Allonge is attached hereto as Exhibit A.

        (c) Subsections 2A(a), (c), (d) and (g) of the Amended Agreement are hereby deleted and new Subsections (a), (c), (d) and (g) are substituted therefor to read as follows:

                                   SECTION 2A

                                 REVOLVING LOAN


        2A.1 Subject to the terms and conditions of this Agreement, and provided no event or condition constituting a Default or an Event of Default has occurred:

        (a) General Terms. The Bank shall lend and re-lend to the Borrower from time to time amounts which shall not exceed in the aggregate of the unpaid principal amount at any one time outstanding the sum of ONE MILLION DOLLARS ($1,000,000) provided (i) each request for borrowings hereunder shall be in increments of at least Ten Thousand Dollars ($10,000.00); and (ii) the Bank approves of the specific use for each such advance.

        (c) Interest Rate. The unpaid principal amount of the Revolving Loan from time to time outstanding shall bear interest at a rate of interest per annum equal to the Bank's Prime Rate computed daily, for the actual number of days elapsed as if each full calendar year consisted of three hundred sixty (360) days. Each time the Bank's Prime Rate shall change, the rate of interest on the Revolving Loan shall change contemporaneously without notice to the Borrower, but in no event shall the rate on the Revolving Loan exceed the maximum rate of interest permitted by law.

        (d) Payments of Principal and Interest. The unpaid principal balance of the Revolving Loan and all unpaid and accrued interest thereon shall be payable by the Borrower to the Bank on demand or in accordance with Subsection 8.1(a) in immediately available funds. Payment of interest shall occur monthly, in immediately available funds, on the first Business Day of the Bank of each month beginning on the first Business Day of the Bank in the month next succeeding the date of this Agreement. All payments of interest and principal, howsoever designated by the Borrower shall be applied first on account of accrued interest and the remainder of such payments, if any, on account of the unpaid principal balance.

        (g) Master Note. The maximum amount of the Revolving Loan is evidenced by a Master Note dated October 29, 1993, together with an Allonge to Master Note attached hereto as Exhibit B, and the balance due from time to time on the Master

     Note shall be conclusively evidenced by the Bank's records of disbursements and repayments, subject to Subsection 2A.1(f) of this Agreement.

     Executed at Woodbridge, New Jersey on the date first above mentioned.

ATTEST:                                     CUSTOMEDIX CORPORATION


/s/ BARRY L. KOSOWSKY                       BY: /s/ GORDON S. COHEN
---------------------------------               -----------------------------
                        Secretary                                    Chairman
[SEAL]


ATTEST:                                     JENERIC/PENTRON INCORPORATED


/s/ MARTIN L. SCHULMAN                      BY: /s/ GORDON S. COHEN
---------------------------------               -----------------------------
                        Secretary                                   President
[SEAL]


ATTEST:                                     HUNTERDON TRANSPORT, INC.


/s/ BARRY L. KOSOWSKY                       BY: /s/ MARTIN L. SCHULMAN
---------------------------------               -----------------------------
                        Secretary                                   President
[SEAL]


ATTEST:                                     AMERICAN THERMOCRAFT CORPORATION


/s/ GORDON S. COHEN                         BY: /s/ MARTIN L. SCHULMAN
---------------------------------               -----------------------------
                        Secretary                              Vice President
[SEAL]


ATTEST:                                     TRANSIDYNE GENERAL CORPORATION


/s/ BARRY L. KOSOWSKY                       BY: /s/ GORDON S. COHEN
---------------------------------               -----------------------------
                        Secretary                                    Chairman
[SEAL]


ATTEST:                                     DENPAC/FIVE STARS INCORPORATED


/s/ BARRY L. KOSOWSKY                       BY: /s/ GORDON S. COHEN
---------------------------------               -----------------------------
                        Secretary                                    Chairman
[SEAL]


                                            NEW JERSEY NATIONAL BANK


                                            BY: /s/  STEPHEN F. BAYER
                                               -----------------------------
                                               STEPHEN F. BAYER, Vice President

                   SECOND ALLONGE TO $10,176,179.65 TERM NOTE

$10,176,719.65                                                 November __, 1995
                                                          Woodbridge, New Jersey

        This modification made this ___ day of November, 1995 to the Term Note dated February 28, 1991 of the undersigned payable to the order of NEW JERSEY NATIONAL BANK ("Bank") and to which Term Note these presents are so firmly affixed as to become a part thereof.

        1. Except as specifically modified herein, all of the terms and conditions of said Term Note shall remain in full force and effect, and any term capitalized and not otherwise defined herein shall have the meaning ascribed thereto in the Term Note.

        2. Notwithstanding anything to the contrary set forth in the Term Note, the Term Note is hereby amended and modified as follows:

        a. The outstanding principal amount shall be repaid to the Bank as follows: consecutive monthly installments each in the amount of $33,333.33 through the month of December, 1999, followed by a final installment representing all outstanding principal and accrued interest on January 2, 2000.

        b. The outstanding principal amount of this Term Loan shall bear interest at a rate of interest per annum equal to the Bank's Prime Rate computed daily for the actual number of days elapsed as if each full calendar year consisted of 360 days.

ATTEST:                                 CUSTOMEDIX CORPORATION

                                        BY:
-------------------------------            ----------------------------
                      Secretary                                       Chairman
[SEAL]

ATTEST:                                 JENERIC/PENTRON INCORPORATED

                                        BY:
-------------------------------            ----------------------------
                      Secretary                                       President
[SEAL]

ATTEST:                                 HUNTERDON TRANSPORT, INC.

                                        BY:
-------------------------------            ----------------------------
                      Secretary                                       President
[SEAL]


                      [Signatures Continued on Next Page]
                                   EXHIBIT A

ATTEST:                                 AMERICAN THERMOCRAFT CORPORATION

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]


ATTEST:                                 TRANSIDYNE GENERAL CORPORATION

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President

[SEAL]


ATTEST:                                 DENPAC/FIVE STARS INCORPORATED

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]

                              ALLONGE TO MASTER NOTE

$1,000,000                                                     November __, 1995
                                                          Woodbridge, New Jersey


        This modification made this ___ day of November, 1995 to the Master Note dated October 29, 1993 of the undersigned payable to the order of NEW JERSEY NATIONAL BANK ("Bank") and to which Master Note these presents are so firmly affixed as to become a part thereof.

        1. Except as specifically modified herein, all of the terms and conditions of said Master Note shall remain in full force and effect, and any term capitalized and not otherwise defined herein shall have the meaning ascribed thereto in the Master Note.

        2. Notwithstanding anything to the contrary set forth in the Master Note, the Master Note is hereby amended and modified as follows:

        a. The maximum amount advanceable pursuant to the Revolving Loan is hereby increased from $600,000 to $1,000,000.

        b. The Master Note shall be payable on demand rather than on any specific date.

        c. The outstanding principal amount of this Master Note shall bear interest at a rate of interest per annum equal to the Bank's Prime Rate computed daily for the actual number of days elapsed as if each full calendar year consisted of 360 days.


ATTEST:                                 CUSTOMEDIX CORPORATION

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                 Chairman
[SEAL]


ATTEST:                                 JENERIC/PENTRON INCORPORATED

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]


ATTEST:                                 HUNTERDON TRANSPORT, INC.

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]


                                   EXHIBIT B

ATTEST:                                 AMERICAN THERMOCRAFT CORPORATION

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]


ATTEST:                                 TRANSIDYNE GENERAL CORPORATION

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President

[SEAL]


ATTEST:                                 DENPAC/FIVE STARS INCORPORATED

                                        BY:
-------------------------------         --------------------------------
                      Secretary                                President
[SEAL]


                                      -2-